                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        March 13, 2008
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

             Delaware                001-13403                84-1032638
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   (State or other jurisdiction     (Commission              (IRS Employer
         of incorporation)          File Number)          Identification No.)

     4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri   64116
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           (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code  (816) 584-5000
                                                          ----------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On March 13, 2008,  American Italian Pasta Company (the "Company") issued a press  release  providing  certain 2007 fiscal year and first  quarter of fiscal
2008  financial  data.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01  Other Events

     The Company's  press  release also  provided  durum wheat and related costs update and a litigation update.

Item 9.01  Financial Statements and Exhibits.

            (d)   Exhibits.

            99.1  Press release dated March 13, 2008.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: March 14, 2008              AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/  Paul R. Geist
                                          --------------------------------------
                                            Paul R. Geist
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description

    99.1                   Press release dated March 13, 2008.